UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

Voltari Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-55419	90-0933943
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
767 Fifth Avenue, 47th Floor
New York, NY 10153

(Address of Principal Executive Offices, including Zip Code)
(212) 388-5500
(Registrant’s Telephone Number, including Area Code)

601 W. 26th Street, Suite 415
New York, NY 10001
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2016, Ms. Andreea Paraschivoiu notified Voltari Corporation (the “Company”) that she will resign from her position as Chief Financial Officer of the Company, effective as of November 14, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLTARI CORPORATION

Date: November 4, 2016	By:	/s/ Kenneth Goldmann
Kenneth Goldmann Chief Administrative and Accounting Officer